UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2007

                                SOURCEFIRE, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           1-33350                                      52-2289365
     (Commission File No.)                   (IRS Employer Identification No.)

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                            9770 Patuxent Woods Drive
                            Columbia, Maryland 21046

              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 410-290-1616

         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On November 6, 2007, Sourcefire, Inc. (the "Company") issued a press release announcing its financial results for the three and nine months ended September 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

         In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, and Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

              Exhibit
              Number                      Exhibit Description
           -------------- ------------------------------------------------------
                99.1      Press Release, dated November 6, 2007, "Sourcefire
                          Announces 2007 Third Quarter Results."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 2007                             SOURCEFIRE, INC.


                                                    By:  /s/ Todd P. Headley
                                                       -------------------------
                                                         Todd P. Headley
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

              Exhibit
              Number                      Exhibit Description
           -------------- ------------------------------------------------------
                99.1      Press Release, dated November 6, 2007, "Sourcefire
                          Announces 2007 Third Quarter Results."